SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 8, 2003

                        American Physicians Capital, Inc.
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)


        000-32057                                         38-3543910

(Commission File Number)                       (IRS Employer Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: (517)351-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9:  Regulation FD Disclosure.

     On May 8, 2003, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months ended March 31, 2003 and certain other information. A copy of the press release is furnished herewith as
Exhibit 99.1.

     The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition.

     See Item 9.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2003                 AMERICAN PHYSICIANS CAPITAL, INC.


                                     /s/ William B. Cheeseman
                                     -------------------------------------------
                                     William B. Cheeseman, President and Chief
                                     Executive Officer

                                     /s/ Frank H. Freund
                                     -------------------------------------------
                                     Frank H. Freund, Executive Vice President,
                                     Treasurer, Chief Financial Officer and
                                     Principal Accounting Officer


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                                  EXHIBIT INDEX

Number        Description

99.1          Press Release, dated May 8, 2003


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